Income Taxes	12 Months Ended
Dec. 31, 2015
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes
The components of net loss from continuing operations before income taxes are presented below:

	Years Ended December 31,
	2015	2014	2013
United States	$(1,662.5)	$(595.1)	$(170.3)
Foreign	(31.7)	100.2	27.0
Net loss from continuing operations before income tax benefit	$(1,694.2)	$(494.9)	$(143.3)

The components of income tax benefit are presented below:

	Years Ended December 31,
	2015	2014	2013
Current
U.S. Federal	$(24.6)	$(14.4)	$—
U.S. State	(0.8)	0.3	(0.6)
Foreign	36.4	17.8	13.6
Total	11.0	3.7	13.0
Deferred
U.S. Federal	(287.4)	(234.6)	(119.1)
U.S. State	(22.0)	(21.2)	(9.4)
Foreign	(1.5)	(8.5)	(2.2)
Total	(310.9)	(264.3)	(130.7)
Total income tax benefit	$(299.9)	$(260.6)	$(117.7)

The reconciliation of the U.S. federal statutory tax rate to the actual tax rate is presented below:

	Years Ended December 31,
	2015	2014	2013
Statutory U.S. federal income tax rate	35.0%	35.0%	35.0%
U.S. state income taxes, net of federal benefit	1.4%	4.3%	6.9%
Federal benefit of R&D and AMT credits, net	0.1%	2.0%	0.5%
Foreign earnings at lower rates than U.S. federal rate	0.2%	(0.5)%	(1.4)%
Federal impact of U.S. permanent differences	(0.1)%	(3.2)%	(8.8)%
Impact of goodwill impairments	(19.4)%	—%	—%
Valuation allowance adjustments	0.7%	13.2%	47.7%
Other	(0.2)%	1.8%	2.2%
Effective income tax rate	17.7%	52.6%	82.1%

The effective income tax rates for the years ended December 31, 2015 and 2014 were 17.7% and 52.6%, respectively. The Company’s 2015 effective tax rate was impacted by the SG gaming reporting unit goodwill impairment of $935.0 million for which there was no associated tax benefit. Our 2015 effective income tax rate on foreign earnings is impacted by the mix of income and the statutory tax rates in our foreign jurisdictions, which range from a low of 0% to a high of 48%. The foreign jurisdictions that had the most impact on our foreign income tax benefit (expense) in 2015 included Austria, Bermuda, Canada, India, Ireland and the U.K.

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.
The deferred income tax balances are established using the enacted statutory tax rates and are adjusted for changes in such rates in the period of change.

	December 31,
	2015	2014
Deferred tax assets:
Inventory valuation	$17.6	$25.2
Reserves and other accrued expenses	61.4	70.1
Compensation not currently deductible	3.9	15.2
Employee pension benefit included in other comprehensive (loss) income	3.2	5.6
Unrealized losses and income from derivative financial instruments included in other comprehensive (loss) income	4.6	0.6
Stock-based compensation	7.7	10.5
Net operating loss carry forwards	494.6	403.3
Tax credit carry forwards	45.0	40.4
Valuation allowance	(95.6)	(107.3)
Realizable deferred tax assets	542.4	463.6
Deferred tax liabilities:
Deferred costs and prepaid expenses	(31.9)	(41.1)
Differences in financial reporting and tax basis for:
Property and equipment	(8.2)	(84.3)
Identifiable intangible assets	(709.8)	(880.1)
Total deferred tax liabilities	(749.9)	(1,005.5)
Net deferred tax liabilities on balance sheet	(207.5)	(541.9)
Reported As:
Current deferred tax assets	—	—
Non-current deferred tax assets	20.7	20.4
Current deferred tax liabilities	—	—
Non-current deferred tax liabilities	(228.2)	(562.3)
Net deferred tax liabilities on the balance sheet	$(207.5)	$(541.9)

During the fourth quarter of 2015, we adopted ASU 2015-17, Income Taxes (Topic 740): Balance Sheet Classification of Deferred Taxes. The retrospective adoption of this accounting standard resulted in the reclassification of $72.8 million of previously reported current deferred tax assets, of which $1.8 million was reclassified as non-current deferred tax assets, and $71.0 million is now reported net within non-current deferred tax liabilities as of December 31, 2014.
At December 31, 2015, we had NOL carry forwards (tax-effected) for federal, state and foreign income tax purposes of $381.2 million, $58.4 million and $55.0 million, respectively. If not utilized, the federal and state tax loss carry forwards will expire through 2036. Certain of our federal NOL carry forwards are limited due to prior-year changes in ownership. The foreign NOL carry forwards of $55.0 million can be carried forward for periods that vary from ten years to indefinitely.
As a result of certain realization requirements of ASC 718, the deferred tax asset for the NOL in the table of deferred tax assets and liabilities above does not include tax deductions related to equity compensation that are greater than the compensation recognized for financial reporting. Equity will increase by $9.9 million if and when such deferred tax assets are ultimately realized. We use ASC 740 ordering when determining when excess tax benefits have been realized.
We have foreign tax credit carry forwards of $19.4 million which if unutilized will expire through 2025, R&D tax credit carry forwards of $19.4 million which if unutilized will expire through 2034, alternative minimum tax credit carry forwards of $3.9 million which can be carried forward indefinitely and state tax credits of $2.3 million which if unutilized will expire through 2023.
At December 31, 2015 and 2014, we had a valuation allowance of $95.6 million and $107.3 million, respectively, against the U.S. and foreign deferred tax assets that, in the judgment of management, are more likely than not to expire before they can be utilized. In assessing the recoverability of our deferred tax assets, we analyzed all evidence, both positive and negative. We considered, among other things, our deferred tax liabilities, our historical earnings and losses, projections of future income, and tax-planning strategies available to us in the relevant jurisdiction. Based on our projections as to the reversal of certain U.S. deferred tax liabilities, we expect that an additional valuation allowance will likely be required in 2016. It is not practicable at this time to estimate the amount of any 2016 change in the valuation allowance as the change in the U.S deferred tax assets related to future expected U.S. net operating tax losses is not known.
At December 31, 2015 and 2014, we had valuation allowances of $0 and $10.4 million, respectively, against the benefit of U.S. federal deferred tax assets related to capital assets and valuation allowances of $34.1 million and $36.5 million, respectively, against the benefit of state deferred tax assets.
At December 31, 2015 and 2014, we had valuation allowances of $12.7 million and $11.2 million, respectively, against the benefit of the deferred tax assets related to the U.S. foreign tax credit carry forwards.
At December 31, 2015 and 2014, we had valuation allowances of $48.8 million and $49.2 million, respectively, against the benefit of the deferred tax assets related to foreign NOL carry forwards.
The net decrease in the Company's total U.S. and foreign valuation allowances for 2015 was $11.7 million and the net decrease for 2014 was $71.4 million for 2014.
We have certain foreign subsidiaries in which the cumulative amount of earnings is expected to be permanently invested and other foreign subsidiaries in which the earnings are not expected to be permanently invested. Deferred taxes have not been provided on the excess of book basis over tax basis in the shares of certain foreign subsidiaries because these basis differences are not expected to reverse in the foreseeable future and are essentially permanent in duration. Our intention is to continue to reinvest the earnings of those foreign subsidiaries indefinitely. The estimated cumulative amount of earnings from foreign subsidiaries that are treated as permanently invested outside of the U.S. was $609.3 million as of December 31, 2015. We do not believe it is practicable to estimate with reasonable accuracy the hypothetical amount of the unrecognized deferred tax liability on our undistributed foreign earnings given the large number of tax jurisdictions involved and the many factors and assumptions required to estimate the amount of the U.S. federal income tax on the undistributed earnings.
Unrecognized Tax Benefits
The Company applies a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. The Company recognizes the impact of a tax position in the financial statements when the position is more likely than not of being sustained on audit based on the technical merits of the position.
The total amount of unrecognized tax benefits as of December 31, 2015 was $10.8 million. Of this amount, $10.7 million, if recognized, would be included in our Consolidated Statements of Operations and Comprehensive Loss and have an impact on our effective tax rate. The Company does not anticipate a material reduction of its liability for unrecognized tax benefits before December 31, 2016.
We recognize interest accrued for unrecognized tax benefits in interest expense and recognize penalties in income tax expense. The amount recognized for interest and penalties during the years ended December 31, 2015, 2014 and 2013 was not material. We had $0.8 million and $1.0 million for the payment of interest and penalties accrued at December 31, 2015 and 2014, respectively.
We and our subsidiaries file income tax returns in the U.S. federal jurisdiction and various states and foreign jurisdictions. With few exceptions, we are no longer subject to U.S. federal, state and local, or non-U.S. income tax examinations by tax authorities for years before 2013.
The Company had the following activity for unrecognized tax benefits:

	Year Ended December 31,
	2015	2014	2013
Balance at beginning of period	$13.9	$8.1	$1.8
Tax positions related to current year additions	2.0	0.5	—
Additions for tax positions of prior years	2.4	—	7.2
Tax positions related to prior years reductions	(3.0)	(3.5)	(0.8)
Reductions due to lapse of statute of limitations on tax positions	(0.1)	—	(0.1)
Current year acquisitions	—	9.8	—
Settlements	(4.4)	(1.0)	—
Balance at end of period	$10.8	$13.9	$8.1